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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(b) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            March 9, 2000
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                           FirstCity Liquidating Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Texas
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                 (State or Other Jurisdiction of Incorporation)

        0-20 677                                           06-6414468
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 (Commission File Number)                      (IRS Employer Identification No.)

                  1001 Fannin, Suite 505, Houston, Texas 77002
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            (Address of Principal Executive Offices)   (Zip Code)

                                 (713) 651-7841
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              (Registrant's Telephone Number, Including Area Code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5. Other Events

         The FirstCity Liquidating Trust currently owns a 67% interest in a partnership that owns First City Tower, a Class "A" office building in downtown Houston. UIDC Management, Inc. owns the remaining 33% of the partnership. FirstCity's partnership interest is valued on the Trust's books at $45 million and represents over 80% of the remaining value in the Trust. The Trust publicly stated its intent to market its share of the partnership in the first quarter of 2000.

         The Trust received a letter dated February 18, 2000 from UIDC Management, in which UIDC alleged that in 1997 it "exercised" its contractual right of first refusal to purchase FirstCity's partnership interest. This alleged right of first refusal arose in connection with an unconsummated prior transaction which was itself the subject of previously settled litigation. The letter further states that UIDC "...demands that FirstCity tender its partnership interest..." Adjusted for refinancing costs, the alleged right of first refusal would have been on a value of approximately $23 million.

         In response to this letter, and because FirstCity does not believe that UIDC's claim has any merit, the Liquidating Trust filed a lawsuit on March 9, 2000 seeking a declaratory judgment that "...Defendants UIDC Management, Inc and UIDC of Texas, Co. (collectively referred to as "UIDC" or the "UIDC
Defendants") failed in May 1997 to exercise their right of first refusal properly under the Limited Partnership Agreement of FC Tower Property Partners, L.P. or, in the alternative, that UIDC Defendants have waived and/or are estopped from asserting such right..."

         FirstCity Liquidating Trust cannot predict the outcome of any such legal matters; however, the current litigation makes it unlikely that any near-term deal to sell the interest can be accomplished.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STATE STREET BANK AND TRUST COMPANY,
                                        as Trustee



Date: March 13, 2000                    /s/ Susan T. Keller
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                                        Name: Susan T. Keller
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                                        Title: Vice President
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